UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):  October 22, 2004




                             EVERGREENBANCORP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)




                                   Washington
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                 (State or Other Jurisdiction of Incorporation)




             000-32915                             91-2097262
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       (Commission File Number)           (IRS Employer Identification No.)



       301 Eastlake Avenue East, Seattle, Washington          98109
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         (Address of Principal Executive Offices)          (Zip Code)



                                  206/628-4250
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



Item 8.01         Other Events.

On October 22, 2004, EvergreenBancorp, Inc. issued a press release announcing a quarterly cash dividend payable on November 15, 2004 to shareholders of record on November 1, 2004. The entire text of that press release is furnished as an Exhibit to this Current Report on Form 8-K and is incorporated by reference.


Item 9.01         Financial Statements and Exhibits.

(c) The following exhibit is furnished as part of this Form 8-K.

             Exhibit No.               Description

             99.1                      Press Release, dated October 22, 2004






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             EVERGREENBANCORP, INC.

Dated:   October 22, 2004
                                     By:      /s/ William G. Filer
                                        --------------------------------
                                              William G. Filer
                                              Sr. Vice President & Chief
Financial Officer


                                  EXHIBIT INDEX


Exhibit No.                         Exhibit
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     99.1                           Press Release, dated October 22, 2004




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